Discontinued Operations (Details 1) (USD $)	Jun. 14, 2012	Oct. 31, 2011
Assets and liabilities classified as discontinued operations upon disposition
Cash	$ 21	$ 25,560
Net current assets of discontinued operations	21	25,560
Fixed assets, net	1,603	1,817
Net fixed assets of discontinued operations	1,603	1,817
Accounts payable and payroll tax payable	4,133	1,876
Net current liabilities of discontinued operations	$ 4,133	$ 1,876